Supplement dated November 26, 2019 to the Wilmington Funds Prospectus dated August 31, 2019 (the “Prospectus”)

1.	Effective November 26, 2019, the information in the Prospectus with respect to the Wilmington Global Alpha Equities Fund will be amended, supplemented, or replaced as follows:

The following supplements information on page 12 of the Prospectus under the sub-section entitled “Annual Average Total Returns”:

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	Life of Fund
Class I Shares
Return Before Taxes	-2.67%	1.05%	2.29	%*
Return After Taxes on Distributions	-2.95%	0.63%	1.91	%*
Return After Taxes on Distributions and Sale of Fund Shares	-1.38%	0.70%	1.70	%*
Class A Shares
Return Before Taxes	-8.26%	-0.34%	1.21	%*
HFRX Equity Hedge Index	-9.74%	-0.32%	1.86%

*	Class I and A Shares Commenced operations on January 12, 2012.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

2.	Effective November 26, 2019, the information in the Prospectus with respect to the Wilmington Real Asset Fund will be amended, supplemented, or replaced as follows:

The following supplements information on page 18 of the Prospectus under the sub-sections entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Paul Bouchey, CFA	Global Head of Research at Parametric	2014

The following amends and replaces information on page 78 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”:

Paul Bouchey, CFA, is Parametric’s Global Head of Research. Paul leads Parametric’s research and development activities across all strategies. He has authored numerous academic and practitioner articles in publications such as the Journal of Portfolio Management, the Journal of Wealth Management, and the Journal of Index Investing. Paul earned a BA in mathematics and physics from Whitman College and an MS in computational finance and risk management from the University of Washington. A CFA charterholder, he is a member of the CFA Society of Seattle.

3.	Effective November 26, 2019, the information in the Prospectus with respect to the Wilmington Municipal Bond Fund will be amended, supplemented, or replaced as follows:

The following supplements information on page 40 of the Prospectus under the sub-section entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Dan Scholl	Administrative Vice President and Head of Municipal Fixed Income at WTIA	2019

Jason Hannon, CFA	Vice President, Head of Municipal Strategy at WTIA	2019

John J. Malloy, Jr.	Vice President and Municipal Portfolio Manager at WTIA	2011

The following amends and replaces information on page 78 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities”:

Municipal Bond Fund – Dan Scholl, Jason Hannon and John J. Malloy, Jr. jointly manage the Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

4.	Effective November 26, 2019, the information in the Prospectus with respect to the Wilmington New York Municipal Bond Fund will be amended, supplemented, or replaced as follows:

The following supplements information on page 44 of the Prospectus under the sub-section entitled “Investment Sub-Advisor”:

Portfolio Managers	Title	Service Date (with the Fund)
Dan Scholl	Administrative Vice President and Head of Municipal Fixed Income at WTIA	2019

Jason Hannon, CFA	Vice President, Head of Municipal Strategy at WTIA	2019

John J. Malloy, Jr.	Vice President and Municipal Portfolio Manager at WTIA	2012

The following amends and replaces information on page 78 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities”:

New York Municipal Bond Fund – Dan Scholl, Jason Hannon, CFA and John J. Malloy, Jr. jointly manage the New York Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

The following amends and replaces information on page 81 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”:

Dan Scholl is an Administrative Vice President and Head of Municipal Fixed Income for WTIA, leading the team responsible for municipal fixed income investing as part of WTIA’s Fixed Income Group. In this role he will lead the municipal group in portfolio management, credit surveillance and work in collaboration with the internal sales partners in the field. Dan brings more than 30 years’ experience in the fixed income and municipal markets, including leadership positions in asset management and the public sector. Prior to joining Wilmington Trust in 2019 he served as co-head of tax-exempt fixed income at Schroder Investment Management. As a member of the global fixed income investment and management committees, Dan was responsible for over $130B in assets. Previous roles include director and senior portfolio manager for municipal fixed income for Morgan Grenfell Asset management and Deutsche Asset Management. He holds a M.G.A from the University of Pennsylvania in Government Administration and a B.A. from Ursinus College in Political Science and Finance.

Please keep this Supplement for future reference.